SUBSIDIARIES AND AFFILIATES OF IMO INDUSTRIES INC.

Date:  3/16/98                                                STATE OR
                                                             COUNTRY OF
                                                            INCORPORATION
            NAME                                           OR ORGANIZATION

IMO INDUSTRIES (UK) LIMITED..................................ENGLAND
      BAIRD ATOMIC LTD.......................................ENGLAND
      MORSE CONTROLS LIMITED.................................ENGLAND
         MORSE CONTROLS AB...................................SWEDEN
         RMH CONTROLS LIMITED................................ENGLAND
         MORSE CONTROLS PTY. LTD.............................NEW SOUTH WALES
             MORSE CONTROLS (NZ) LIMITED.....................NEW ZEALAND
             TELEFLEX-MORSE (N.Z.) LTD.......................NEW ZEALAND
         IMO INDUSTRIES PENSION TRUSTEE LIMITED..............ENGLAND
         BOSTON GEAR COMPANY LIMITED.........................ENGLAND
         TELEFLEX LIMITED....................................ENGLAND
         TELEFLEX MORSE LTD..................................ENGLAND
      IMO INDUSTRIES LIMITED.................................ENGLAND
IMO INDUSTRIES GmbH..........................................GERMANY
MORSE CONTROLS SARL..........................................FRANCE
MORSE CONTROLS S.L. .........................................SPAIN
IMO INDUSTRIES PTE LTD.......................................SINGAPORE
NHK MORSE CO., LTD...........................................JAPAN (1)
         NHK JABSCO CO., LTD.................................JAPAN (2)
IMO AB.......................................................SWEDEN
         IMO-PUMPEN AG.......................................SWITZERLAND
         IMO GRESHAM PUMPS (INDIA) LTD.......................INDIA (3)
         IMO POMPES S.A......................................FRANCE
IMO-PUMPEN GmbH..............................................GERMANY
IMO INDUSTRIES (CANADA) INC..................................CANADA
DELSALESCO, INC..............................................U.S. VIRGIN
                                                             ISLANDS
IMOVEST INC..................................................DELAWARE
BAIRD CORPORATION............................................MASSACHUSETTS
      LABTEST EQUIPMENT COMPANY..............................CALIFORNIA
INCOM TRANSPORTATION, INC....................................DELAWARE
BOSTON GEAR INDUSTRIES OF CANADA INC.........................CANADA
VHC INC. ....................................................TEXAS
      VARO TECHNOLOGY CENTER, INC............................TEXAS
      VARO TECHNOLOGY CENTER JOINT VENTURE...................TEXAS (4)
      TURBODEL INC...........................................TEXAS
         TRIPOWER VENTURE....................................TEXAS (5)
      APPLIED OPTICS CENTER CORPORATION......................MASSACHUSETTS
      ITT AND VARO, A JOINT VENTURE..........................TEXAS (6)
      KEI LASER, INC.........................................MARYLAND
      OPTIC-ELECTRONIC INTERNATIONAL, INC....................TEXAS
WARREN PUMPS INC.............................................DELAWARE
DELTEX SERVICE INC...........................................TEXAS
SHANGHAI DONG FENG MORSE CONTROL CABLE CO., LTD..............CHINA (1)
BOMBAS IMO DE VENEZUELA C.V..................................VENEZUELA

(1) 50% owned by Imo Industries Inc.
(2) 50% owned by NHK Morse Co., Ltd.
(3) 40$ owned by IMO AB
(4) 50% owned by Varo Technology Center, Inc. and 50% owned by VHC Inc.
(5) 50% owned by Turbodel Inc.
(6) 50% owned by VHC Inc.